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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                 The original 8-K has been amended by this 8-K/A to replace an incorrect table in Exhibit 99.1.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 23, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 2003, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-FF5)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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
           Delaware                                  333-111379                 06-1442101
           --------                                  ----------                 ----------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

600 Steamboat Road
Greenwich, Connecticut                                        06830
----------------------                                        -----
(Address of Principal Executive Offices)                      (Zip Code)
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Registrant's telephone number, including area code:  (203) 625-2700

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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

         On December 29, 2003, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2003-FF5, Asset-Backed Certificates, Series 2003-FF5 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2003 (the "Agreement"), among Financial Asset Securities Corp. (the "Depositor"), Saxon Mortgage Services, Inc. ("Saxon") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee").

         On January 23, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to $273,170,944.45 with funds on deposit in a pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated January 23, 2004 (the "Instrument"), between the Depositor and the Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5. OTHER EVENTS

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien, adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). After the Subsequent Transfer Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate Stated Principal Balance of approximately $488,287,738, and Group II Mortgage Loans having an aggregate Stated Principal Balance of approximately $661,712,261.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Subsequent Cut-off Date.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits





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                                       -3-

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


Exhibit No.                                 Description
-----------                                 -----------
4.2                                         Subsequent Transfer Instrument, dated as January 30, 2004
                                            between Financial Asset Securities Corp. as seller and Wells Fargo
                                            Bank, N.A. Association, as trustee.

99.1                                        Characteristics of the Mortgage Pool as of the Subsequent Cut-off
                                            Date relating to First Franklin Mortgage Loan Trust 2003-FF5,
                                            Asset-Backed Certificates, Series 2003-FF5.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: February 9, 2004

                                          FINANCIAL ASSET SECURITIES CORP.


                                          By:     /s/ Frank Y. Skibo
                                             -----------------------------
                                          Name:   Frank Y. Skibo
                                          Title:  Senior Vice President






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


                                Index to Exhibits
                                -----------------


                                                                                               Sequentially
       Exhibit No.                              Description                                    Numbered Page
       -----------                              -----------                                    -------------
           4.2            Subsequent Transfer Instrument, dated as January
                          23, 2004 between Financial Asset Securities Corp.
                          as seller and Wells Fargo Bank, N.A. as trustee.
           99.1           Characteristics of the Mortgage Pool as of the
                          Subsequent Cut-off Date, relating to First Franklin
                          Mortgage Loan Trust 2003-FF5, Asset-Backed
                          Certificates, Series 2003-FF5
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